THE DREYFUS FUND INCORPORATED
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Strength in the securities markets last year benefited shareholders in The Dreyfus Fund Incorporated, as shown in this annual report for the fiscal year ended December 31, 1995. In addition to an account of the total return for the year and a discussion of how the portfolio was managed, we also include a review of the economic environment and of the year's trends in the stock market.
ECONOMIC ENVIRONMENT
    The dominant influence on the U.S. economy in 1995 was the policy of the Federal Reserve Board's Open Market Committee, led by Federal Reserve Board Chairman Alan Greenspan. By deft handling of credit controls, the Fed managed to keep the U.S. economy growing at a moderate rate throughout the year.
    At the start of 1995, the central bank was still fighting inflation and continued a year-long strategy of raising interest rates to prevent overheating of the economy. This approach appeared to work. The economy began to slow down, even raising some fear that the Fed might have caused a recession. Yet by midsummer the Fed switched gears, and began a very modest lowering of interest rates. Its purpose was to maintain the growth of the economy and to place the Fed in a position to avoid blame for causing a business downturn, if one should come.
    By fall, the economic indicators confirmed that growth was indeed slowing. Construction activity was cooling off. Business inventories were creeping up. Creation of new jobs slowed, and unemployment inched upward. However, other sectors of the economy remained strong. U.S. merchandise exports were growing at 15% a year in constant dollars, reflecting the tremendous competitiveness of U.S. manufacturers on world markets. Fixed investments by business continued to grow. Orders for nondefense capital goods, after a slump in early summer, appeared to be picking up. Lower interest rates sustained a good level of housing sales.
    Retail sales were weak, particularly late in the year. The economy was no longer being led by consumer spending. Yet, a sizable portion of the slowdown in consumer spending reflects lower retail prices rather than a drop in numbers of transactions.
    In December, the Federal Reserve lowered interest rates once again, but by the smallest amount possible. Other steps to reduce interest rates are expected in 1996 to deal with a continued slowing of the economy.
MARKET OVERVIEW
    As one would expect from the key role played by the Federal Reserve, the stock market was heavily influenced during the year by interest rates, and hence by the bond market.
    The 1995 economic climate was ideal for bonds - slow growth, no worrisome inflation, and pressure in Washington to reduce the Federal deficit, hence cutting back the Government's need to borrow money.
    The stock market took its cue from the rising prices of fixed income investments. As indicated by the performance of your Fund, stocks enjoyed a very strong year. Of course, the rising tide did not lift all the boats, even though the Dow Jones Industrials broke through the 4000 and 5000 point levels during the year. Technology stocks, especially computer issues, rose stunningly until late in the year, when many investors concluded that their prices might have outrun their profit potential, at least for a while. Interest-sensitive stocks, such as financial companies and utilities, did well. As the year wore on, however, some manufacturing and retailing sectors, where profit margins were being squeezed by competition, reflected investor concern about future profit potential.
    Few analysts believe that market conditions will be as favorable this year as they were in 1995. Indeed, the market stumbled in early January. However, stock prices may not as yet fully reflect the possibilities for dramatically lower interest rates if the Federal Government does actually set its course toward eliminating the budget deficit in seven years.

PORTFOLIO FOCUS
    Our strategy during this turbulent year, especially in the latter part of the year, was to take advantage of price weakness and acquire quality issues in sectors that we believed would appreciate in 1996 and, conversely, to sell what we believed were overvalued holdings. In line with this view we sold selected consumer names to increase and/or establish new positions in Capital Goods and Chemicals and rebuild the Technology weighting.
    The Dreyfus Fund had a total return of 23.77% for the 12 months ended December 31, 1995,* which compares with 37.53% for the Standard & Poor's 500 Composite Stock Price Index.**
    The Fund was underrepresented in several industry sectors that were the strongest performers in the S&P 500 last year, primarily Financials, Technology and selected Health Care issues including Biotechnology. This is primarily what accounts for the differences between the performance of the Fund and of the broad market averages.
    At midyear, we reported that the Fund had lightened up in Technology. As the year progressed, and especially in the last quarter of 1995 as prices of Technology issues came under pressure, we began to increase the Fund's weighting in Technology. New names include Bay Networks, Perkin-Elmer, cisco Systems and Seagate Technology. In our opinion, the longer-term outlook for technology issues is bright and the recent weak prices present a buying opportunity.
    We also noted in our last communication that we had increased our weightings in Energy, which turned out to be advantageous. As the year came to a close, the Fund began to cut back Energy and apply the proceeds toward increasing the weighting in Process Industries, especially selected Chemical issues, often in the midst of restructuring, such as Praxair, DuPont and Monsanto. The weighting in Producer Manufacturing was also significantly increased as economic concern dampened enthusiasm for cyclical stocks and values became compelling. Positions were increased in Cooper Industries and Xerox, and new positions were established in Honeywell, Raychem and Deere & Co.
    The weighting in Autos was also increased, reflecting our opinion that the U.S. Auto Industry is much more competitive and that their managements will be successful in producing increased shareholder value via their restructuring efforts.
    Among the stocks that have benefited the portfolio most since midyear are Monsanto, Texaco, Allstate, Deere & Co., Ensco International, Astra Group, General Motors Cl.E, Raychem, Xerox and Amerada Hess.
    We are glad that you are a shareholder in The Dreyfus Fund Incorporated. We look forward to continuing to serve your investment needs, and we extend our best wishes for a good New Year.
                                  Sincerely,



                      [Ernest G. Wiggins signature logo]
                                  Ernest G. Wiggins
                                  Portfolio Manager
January 11, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

THE DREYFUS FUND INCORPORATED                          DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS FUND INCORPORATED AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX [Exhibit A:
$1,567,998
The Dreyfus Fund
Dollars
$1,415,938
Standard & Poor's 500
Composite Stock
Price Index*
*Source:Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                  FIVE YEARS ENDED              TEN YEARS ENDED              FROM INCEPTION (5/24/51)
             DECEMBER 31, 1995               DECEMBER 31, 1995             DECEMBER 31, 1995            TO DECEMBER 31, 1995
             __________                       __________                    __________                    _____________
             23.77%                          11.21%                        10.82%                      12.25%

Past performance is not predictive of future performance.
Although the Fund commenced operations on 5/24/51, the Standard & Poor's 500 Composite Stock Price Index was available beginning 12/31/51. Accordingly, the above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/51 to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


THE DREYFUS FUND INCORPORATED
COMMON STOCK PURCHASES AND SALES (UNAUDITED) SIX MONTHS ENDED DECEMBER 31, 1995 PURCHASES
NEW COMMITMENTS:
ACE, Aetna Life & Casualty, American District Telegraph, America
International Group, American Reinsurance, Andarko Petroleum, BHC Communications Cl. A, Bankers Trust New York, Bard (C.R.), Bay Networks, Burlington Northern Santa Fe, Chris-Craft Industries, Circus Circus Enterprises, cisco Systems, Citicorp, Consolidated Stores, Deere & Co.,
Disney (Walt), Ericsson (LM) Telephone Cl. B A.D.R., Federal National
Mortgage Association, First Union, General Motors Cl. E, Goulds Pumps, Home Depot, Honeywell, International Family Entertainment Cl. B., Kansas City Southern Industries, Liberty Media Group Cl. A, Noble Drilling, Perkin-Elmer, Pharmacia & UpJohn, Praxair, Raychem, Sandoz AG, St. Paul, Seagate
Technology, Teva Pharmaceutical Industries A.D.R., Thiokol, Thomas Nelson, Tidewater, Turner Broadcasting Cl.B, U.S.A. Waste Services, Union Pacific, Union Planters, Warner-Lambert.
ADDITIONS:
Amerada Hess, Cooper Industries, Crown Cork & Seal, DSC Communications, duPont (E.I.) de Nemours, ENSCO International, Ford Motor, Galen Partners II, L.P. (Units), Gaylord Entertainment Cl. A, GE Investment Private Placement Partners L.P. (Units), General Motors, Hewlett-Packard, Home Shopping
Network, Lowes, Mirage Resorts, Monsanto, News Corp. A.D.R., Time Warner, Viacom Cl. B, Wal-Mart Stores, Wendy's International, Xerox, Yorktown Energy Partners L.P. (Units).
SALES
REDUCTIONS:
AlliedSignal, Bank of Boston, BankAmerica, Grace (W.R.), Seagram, SK Equity Fund L.P. (Units), State Street Boston, Texaco, Union Pacific, WMX Technologies, Wal-Mart Stores, Xerox, Yorktown Energy Partners L.P. (Units).
ELIMINATIONS:
Abbott Laboratories, American Home Products, Amgen, Baker Hughes, Bank of New York, Baxter International, CBI Industries, CPC International, Century Telephone Enterprises, Columbia/HCA Healthcare, Comcast Cl. A, Compaq
Computer, Corning, FINOVA Group, First Data, First Interstate Bancorp,
General Electric, General Instrument, General Mills, Georgia-Pacific,
Gillette, Heinz (H.J.), Intel, International Paper, Mattel, May Department Stores, McDonald's, Micron Technology, Motorola, NationsBank, Nike Cl. B, Novell, Nucor, Penney (J.C.), PepsiCo, Philip Morris, Procter & Gamble, Sara Lee, Schering-Plough, Schlumberger, Sears Roebuck, SmithKline Beecham A.D.S., Sonat Offshore, Tele-Communications Cl. B, Texas Instruments, Time Warner, TRINOVA, USF&G, UpJohn, Wendy's International, Western Atlas.
ELIMINATION OF SECURITIES ACQUIRED DURING THE SIX MONTHS:
Alcan Aluminium, Allstate, Aluminum Co. of America, Applied Materials, Browning-Ferris Industries, Cirrus Logic, Cooper Cameron, CSX, Dresser Industries, ENI Spa A.D.R., Federated Department Stores, Hartcourt General, Illinois Central Ser. A., Inland Steel Industries, Nucor, Southern Pacific Railroad, Temple-Inland, Westinghouse Electric.

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS                                                                              DECEMBER 31, 1995
COMMON STOCKS-99.0%                                                                               SHARES             VALUE
                                                                                                 ________            ________
    COMMERCIAL SERVICES-.8%        American District Telegraph                                  1,500,000    $     22,500,000
                                                                                                                      _______
  CONSUMER DURABLES-5.7%           Ford Motor...............................                    2,200,000           63,800,000
                                     General Motors.........................                    1,650,000           87,243,750
                                                                                                                      _______
                                                                                                                  151,043,750
                                                                                                                      _______
    CONSUMER
       NON-DURABLES-1.6%             Seagram................................                    1,250,000          43,281,250
                                                                                                                      _______
   CONSUMER SERVICES-16.6%           BHC Communications, Cl. A                                    158,000           14,931,000
                                     Chris-Craft Industries.................                      525,000           22,706,250
                                     Circus Circus Enterprises..............                      370,000 (a)       10,313,750
                                     Disney (Walt)..........................                    1,250,000           73,750,000
                                     Gaylord Entertainment, Cl. A...........                    2,500,000           69,375,000
                                     International Family Entertainment, Cl. B                    600,000 (a)        9,825,000
                                     Liberty Media Group, Cl. A.............                      900,000           24,187,500
                                     Mirage Resorts.........................                    1,600,000           55,200,000
                                     News Corp A.D.R........................                    2,000,000           42,750,000
                                     Thomas Nelson..........................                    1,605,200 (b)       20,867,600
                                     Turner Broadcasting, Cl. B.............                    750,000              19,500,000
                                     Viacom, Cl. B..........................                   1,600,000 (a)         75,800,000
                                                                                                                      _______
                                                                                                                   439,206,100
                                                                                                                      _______
   ELECTRONIC TECHNOLOGY-9.4%       Bay Networks............................                         700,000 (a)     28,787,500
                                     Boeing.................................                         350,000         27,431,250
                                     cisco Systems..........................                         360,000 (a)     26,865,000
                                     DSC Communications.....................                       1,000,000 (a)     36,875,000
                                     Ericsson (LM) Telephone, Cl. B, A.D.R.                          1,000,000      19,500,000
                                     Hewlett-Packard........................                         600,000         50,250,000
                                     Perkin-Elmer...........................                         750,000         28,312,500
                                     Seagate Technology.....................                         300,000 (a)     14,250,000
                                     Thiokol................................                         500,000         16,937,500
                                                                                                                      _______
                                                                                                                    249,208,750
                                                                                                                      _______
   ENERGY MINERALS-6.4%              Amerada Hess...........................                       1,690,000         89,570,000
                                     Anadarko Petroleum.....................                         600,000         32,475,000
                                     Texaco.................................                         500,000         39,250,000
                                     Yorktown Energy Partners, L.P. (Units).                           7.095 (c)      7,804,989
                                                                                                                      _______
                                                                                                                    169,099,989
                                                                                                                      _______
  FINANCE-13.2%                      ACE....................................                         750,000         29,812,500
                                     Aetna Life & Casualty..................                         360,000         24,930,000
                                     American International Group...........                         300,000         27,750,000
                                     American Reinsurance...................                         400,000         16,350,000
                                     BankAmerica............................                         200,000         12,950,000
                                     Bank of Boston ........................                         500,000         23,125,000
                                     Bankers Trust New York.................                         450,000         29,925,000
                                     Citicorp...............................                         300,000         20,175,000

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                              DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                        SHARES           VALUE
                                                                                                  ________    ________

  FINANCE (CONTINUED)                Federal National Mortgage Association                           285,000   $     35,375,625
                                     First Union............................                         350,000         19,468,750
                                     SK Equity Fund, L.P. (Units)...........                          21.052 (c)     35,527,420
                                     St. Paul Cos...........................                         380,000         21,137,500
                                     State Street Boston ...................                         500,000         22,500,000
                                     Union Planters.........................                         1,000,000      31,875,000
                                                                                                                      _______
                                                                                                                    350,901,795
                                                                                                                      _______
   HEALTH TECHNOLOGY-8.6%            Astra A................................                       1,000,000         39,861,612
                                     Bard. (C.R.)...........................                         119,000         3,837,750
                                     Galen Partners II, L.P. (Units)........                           3.599 (c)      3,351,033
                                     Lilly (Eli)............................                         700,000         39,375,000
                                     Pharmacia & UpJohn.....................                         725,000         28,093,750
                                     Roche Holdings.........................                         2,100           16,605,286
                                     Sandoz AG..............................                         20,000          18,301,559
                                     Teva Pharmaceutical Industries, A.D.R..                         650,000         30,143,750
                                     Warner-Lambert.........................                         500,000         48,562,500
                                                                                                                      _______
                                                                                                                     228,132,240
                                                                                                                      _______
  INDUSTRIAL SERVICES-3.2%.          ENSCO International....................                       1,675,000 (a)     38,525,000
                                     Noble Drilling.........................                       1,850,000 (a)     16,650,000
                                     U.S.A. Waste Services..................                         160,000 (a)     3,020,000
                                     WMX Technologies.......................                         900,000         26,887,500
                                                                                                                      _______
                                                                                                                     85,082,500
                                                                                                                      _______
   PROCESS INDUSTRIES-10.2%          Crown Cork & Seal......................                       1,900,000 (a)     79,325,000
                                     duPont (E.I.) de Nemours...............                         950,000         66,381,250
                                     Grace (W.R.)...........................                         300,000         17,737,500
                                     Monsanto...............................                         600,000         73,500,000
                                     Praxair ...............................                         1,000,000      33,625,000
                                                                                                                      _______
                                                                                                                    270,568,750
                                                                                                                      _______
   PRODUCER
      MANUFACTURING-11.4%            AlliedSignal...........................                         1,350,000      64,125,000
                                     Cooper Industries......................                         1,100,000      40,425,000
                                     Deere & Co.............................                         1,450,000      51,112,500
                                     GE Investment Private Placement
                                     Partners I, L.P. (Units)...............                          14.684 (c)     20,852,167
                                     Goulds Pumps...........................                         600,000         15,000,000
                                     Honeywell..............................                         700,000         34,037,500
                                     Raychem................................                         500,000         28,437,500
                                     Xerox..................................                         350,000         47,950,000
                                                                                                                    _______
                                                                                                                    301,939,667
                                                                                                                      _______
   RETAIL TRADE-5.9%                Consolidated Stores.....................                          600,000 (a)   13,050,000
                                     Home Depot.............................                         1,000,000      47,875,000
                                     Home Shopping Network..................                          809,000 (a)    7,281,000

THE DREYFUS FUND INCORPORATED
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                              SHARES        VALUE
                                                                                                      ________      ________

   RETAIL TRADE (CONTINUED)           Lowes.................................                         1,050,000  $   35,175,000
                                     Wal-Mart Stores........................                         2,400,000      53,700,000
                                                                                                                      _______
                                                                                                                   157,081,000
                                                                                                                      _______
  TECHNOLOGY SERVICES-1.8%           General Motors, Cl. E..................                           900,000      46,800,000
                                                                                                                      _______

  TRANSPORTATION-4.2%                Burlington Northern Santa Fe...........                           300,000       23,400,000
                                     CSX....................................                           500,000       22,812,500
                                     Kansas City Southern Industries........                           159,100        7,278,825
                                     Tidewater..............................                         1,125,000       35,437,500
                                     Union Pacific..........................                           350,000       23,100,000
                                                                                                                      _______
                                                                                                                    112,028,825
                                                                                                                      _______
                                     TOTAL COMMON STOCKS
                                       (cost $2,427,326,033)................                                     $2,626,874,616
                                                                                                                      =======

                                                                                                     PRINCIPAL
SHORT-TERM INVESTMENTS-.5%                                                                            AMOUNT
                                                                                                     ________
  U.S. GOVERNMENT & AGENCY;
                                     Federal Home Loan Mortgage,
                                       5.70%, 1/2/1996......................                         $12,500,000   $ 12,498,021
                                                                                                                      _______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $12,498,021)...................                                     $  12,498,021
                                                                                                                       =======
TOTAL INVESTMENTS (cost $2,439,824,054).....................................                         99.5%      $2,639,372,637
                                                                                                   =====               =======
CASH AND RECEIVABLES (NET)..................................................                         .5%      $     14,166,654
                                                                                                   =====               =======
NET ASSETS..................................................................                         100.0%     $2,653,539,291

                                                                                                   =====               =======

THE DREYFUS FUND INCORPORATED

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $37,295,581)-see Note
    1(d).
    (c) Securities restricted as to public resale. Investments in restricted securities with an aggregate market value of $67,535,609 represent approximately 2.55% of net assets:

                                                   ACQUISITION        PURCHASE        PERCENTAGE OF
ISSUER                                             DATE               PRICE*          NET ASSETS            VALUATION+
___                                               __________          _______         _______                _____
    GE Investment Private Placement
         Partners I, L.P.(Units)               5/28/91-9/13/95      $1,120,352.90          .79%       $1,420,060.41 per unit
    Galen Partners II, L.P. (Units)            12/8/93-9/28/95         930,895.99          .13          930,895.99 per unit
    SK Equity Fund, L.P. (Units)             12/16/92-10/27/95       1,081,140.30         1.34         1,687,603.08 per unit
    Yorktown Energy Partners, L.P. (Units)     3/25/91-3/30/94       1,100,068.92          .29         1,100,068.92 per unit

    *Average cost.
    +The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
Subject to certain limitations, the Fund has commitments to invest in limited partnerships listed below:

                                                                                 PORTION OF COMMITTED
                                     ISSUER                                       AMOUNTS UNINVESTED
                                      ___                                              ___________
                          Galen Partners II, L.P. (Units)                        $  1,398,335
                          SK Equity Fund, L.P. (Units)                             23,962,996




See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF ASSETS AND LIABILITIES                                                                    DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $2,439,824,054)-see statement...................................                                     $2,639,372,637
    Cash....................................................................                                            102,579
    Receivable for investment securities sold...............................                                         21,966,547
    Dividends and interest receivable.......................................                                          4,924,647
    Receivable for subscriptions to Capital Stock...........................                                          1,287,350
    Prepaid expenses .......................................................                                            154,344
                                                                                                                        _______
                                                                                                                  2,667,808,104
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $  1,447,738
    Payable for investment securities purchased.............................                      11,207,106
    Payable for Capital Stock redeemed......................................                         619,904
    Net unrealized depreciation on forward currency
      exchange contracts-Note 3(a)..........................................                         309,848
    Accrued expenses .......................................................                         684,217         14,268,813
                                                                                                        _____           _______
NET ASSETS..................................................................                                     $2,653,539,291
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $2,440,718,011
    Accumulated undistributed net realized gain on investments..............                                         13,582,545
    Accumulated net unrealized appreciation on investments
      and forward currency exchange contracts-Note 3(b).....................                                        199,238,735
                                                                                                                        _______
NET ASSETS at value applicable to 254,719,659 shares outstanding
    (300 million shares of $1 par value Capital Stock authorized)...........                                     $2,653,539,291
                                                                                                                        =======
NET ASSET VALUE, offering and redemption price per share
    ($2,653,539,291 / 254,719,659 shares)...................................                                             $10.42
                                                                                                                        =======






See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF OPERATIONS                                                                             YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends:
          Unaffiliated issuers (net of 18,055 foreign taxes withheld at source)              $  44,109,442
          Affiliated issuers................................................                         64,208       $  44,173,650
                                                                                                   ______
      Interest..............................................................                                         17,690,265
                                                                                                                        ______
            TOTAL INCOME....................................................                                         61,863,915
    EXPENSES:
      Management fee-Note 2(a)..............................................                      16,964,640
      Shareholder servicing costs-Note 2(a).................................                       2,120,374
      Custodian fees........................................................                         274,726
      Prospectus and shareholders' reports..................................                         185,239
      Professional fees.....................................................                         162,812
      Directors' fees and expenses-Note 2(b)................................                          84,197
      Registration fees.....................................................                          58,295
      Miscellaneous.........................................................                          29,639
                                                                                                     ______
            TOTAL EXPENSES..................................................                                         19,879,922
                                                                                                                        ______
            INVESTMENT INCOME-NET...........................................                                         41,983,993
                                                                                                                        ______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................             $757,969,953
    Net realized (loss) on forward currency exchange
      contracts-Note 3(a)...................................................              (3,052,503)
                                                                                              ______
            NET REALIZED GAIN...............................................                                        754,917,450
    Net unrealized (depreciation) on investments:
      Unaffiliated issuers..................................................            (205,791,210)
      Affiliated issuers....................................................             (16,427,981)             (222,219,191)
                                                                                              ______                    ______
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         532,698,259
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $ 574,682,252
                                                                                                                        =======





See notes to financial statements.

THE DREYFUS FUND INCORPORATED
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                      ___________________________________
                                                                                            1994                     1995
                                                                                         ________                 ________
OPERATIONS:
    Investment income-net...................................................        $      43,763,364        $      41,983,993
    Net realized gain on investments........................................              115,978,966              754,917,450
    Net unrealized (depreciation) on investments for the year...............             (270,620,589)             (222,219,191)
                                                                                             _______                  _______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......             (110,878,259)              574,682,252
                                                                                             _______                  _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................            (43,763,364)               (41,983,993)
    Net realized gain on investments........................................            (79,518,304)              (785,802,043)
                                                                                             _______                  _______
      TOTAL DIVIDENDS.......................................................           (123,281,668)              (827,786,036)
                                                                                             _______                  _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................           6,662,064,854              8,936,161,261
    Dividends reinvested....................................................             105,591,624               715,713,497
    Cost of shares redeemed.................................................          (6,938,719,174)           (9,190,532,165)
                                                                                             _______                  _______
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....            (171,062,696)              461,342,593
                                                                                             _______                  _______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................            (405,222,623)              208,238,809
NET ASSETS:
    Beginning of year.......................................................           2,850,523,105             2,445,300,482
                                                                                             _______                  _______
    End of year.............................................................         $ 2,445,300,482           $ 2,653,539,291
                                                                                             ========                 ========

                                                                                             SHARES                   SHARES
                                                                                             _______                  _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................           517,021,740                 669,232,838
    Shares issued for dividends reinvested..................................             8,762,943                  67,564,166
    Shares redeemed.........................................................          (538,493,724)               (686,986,385)
                                                                                             _______                  _______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................           (12,709,041)                  49,810,619
                                                                                             ========                 ========




See notes to financial statements.

THE DREYFUS FUND INCORPORATED
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED DECEMBER 31,
                                                               ___________________________________________________________
PER SHARE DATA:                                                 1991          1992          1993          1994           1995
                                                                ___           ___           ___           ___            ___
    Net asset value, beginning of year...........             $10.80        $13.14        $13.27        $13.10         $11.93
                                                                ___           ___           ___           ___            ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                .34           .27           .24           .21            .22
    Net realized and unrealized gain (loss) on investments      2.63           .44           .58          (.76)          2.57
                                                                ___           ___           ___           ___            ___
      TOTAL FROM INVESTMENT OPERATIONS...........               2.97           .71           .82          (.55)          2.79
                                                                ___           ___           ___           ___            ___
    DISTRIBUTIONS:
    Dividends from investment income-net.........               (.35)         (.24)         (.30)         (.22)          (.22)
    Dividends in excess of investment income-net.                 -             -           (.03)           -              -
    Dividends from net realized gain on investments             (.28)         (.34)         (.66)         (.40)         (4.08)
                                                                ___           ___           ___           ___            ___
      TOTAL DISTRIBUTIONS........................               (.63)         (.58)         (.99)         (.62)         (4.30)
                                                                ___          ___           ___           ___            ___
    Net asset value, end of year.................             $13.14        $13.27        $13.10        $11.93         $10.42
                                                                ====          ====          ====          ====           ====
TOTAL INVESTMENT RETURN..........................              28.02%         5.53%         6.36%        (4.26%)        23.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .78%          .74%          .74%          .74%           .74%
    Ratio of net investment income to average net assets        2.65%         2.08%         1.67%         1.63%          1.56%
    Portfolio Turnover Rate......................              79.70%        55.42%        39.29%        27.70%        269.26%
    Net Assets, end of year (000's Omitted)......         $2,996,663    $3,148,858    $2,850,523    $2,445,300     $2,653,539




See notes to financial statements.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge . The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the average daily value of the Fund's net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the average daily value of the Fund's net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $111,707 for the period from December 1, 1995 through December 31, 1995.
    (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended December 31, 1995:

                                                                                      PURCHASES               SALES
                                                                                     _________               ________
      Unaffiliated issuers...........................................            $6,717,513,026         $6,724,806,093
      Affiliated issuers.............................................                37,295,581                    __
                                                                                     _________               ________
            TOTAL....................................................            $6,754,808,607         $6,724,806,093
                                                                                     =========               ========

THE DREYFUS FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at December 31, 1995:

                                                              FOREIGN
                                                              CURRENCY                       U.S. DOLLAR        UNREALIZED
FORWARD CURRENCY SALES CONTRACTS                              AMOUNTS          PROCEEDS        VALUE           (DEPRECIATION)
                                                              ______           _______         ______            ______
    Swiss Francs, expiring 3/18/96...........               33,167,991      $28,687,070    $28,965,148          $(278,078)
    Swedish Krona, expiring 3/18/96..........              208,817,365       31,218,958     31,250,728            (31,770)
                                                                                                                    ____
                                                                                                                $(309,848)
                                                                                                                    =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $199,238,735, consisting of $255,763,085 gross unrealized appreciation and $56,524,350 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


THE DREYFUS FUND INCORPORATED
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS FUND INCORPORATED
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 12, 1996


THE DREYFUS FUND INCORPORATED
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.229 per share as a long-term capital gain distribution paid on June 27, 1995. The Fund hereby designates $3.16 per share as a long-term capital gain distribution of the $3.905 per share paid on December 27, 1995.

[Dreyfus lion "d" logo]
THE DREYFUS FUND INCORPORATED
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           026AR9512
[Dreyfus logo]
The Dreyfus Fund Incorporated
Annual Report
December 31, 1995